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                                                                    EXHIBIT 10.3

                                AMENDMENT 2000-1

                              BECKMAN COULTER, INC.
                           EXECUTIVE RESTORATION PLAN

           (As Amended And Restated Effective As Of September 1, 1998)

               WHEREAS, Beckman Coulter, Inc. (the "Company") maintains the Beckman Coulter, Inc. Executive Restoration Plan (as amended and restated effective as of September 1, 1998) (the "Plan"); and

               WHEREAS, the Company has the right to amend the Plan, and the Company desires to amend the Plan to reflect recent resolutions adopted by the Board of Directors;

               NOW, THEREFORE, the Plan is hereby amended, effective as of January 1, 2000, as follows:

                                   ARTICLE II
                                  PARTICIPATION

               1. Section 2.1 is amended by adding the following to the end of the section:

               "Effective for Plan Years commencing on or after January 1, 2000, a credit to the Retirement Plus Account shall be made to any Eligible Employee described below, regardless of whether the Eligible Employee elected to defer a portion of his or her Salary and Bonus. An Eligible Employee shall receive such credit if and only if the Eligible Employee (1) is a participant in the Retirement Plus provisions of the 401(k) Plan, and (2) the contributions made to the Retirement Plus provisions of the 401(k) Plan for such Eligible Employee are limited on account of Section 401(a)(17) of the Code. If an Eligible Employee described in the preceding sentence had not already become a Participant, then the Eligible Employee shall become a Participant upon the crediting of an amount to his or her Retirement Plus Account."

                                   ARTICLE IV
                                    ACCOUNTS

               2. Section 4.3(a) of the Plan is amended to read as follows:

               "(a) Initial Crediting of Retirement Plus Account.

               (1) Allocations Before 2000. Allocations to Retirement Plus Accounts with respect to Plan Years commencing before January 1, 2000 shall be made as set forth in the provisions of this Section as they existed before Amendment 2000-1.


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               (2) Allocations for 2000. As soon as administratively practical following each quarter ending during 2000, the Plan's recordkeeper shall credit each Participant's Retirement Plus Account with a number of Units determined by dividing (i) by (ii), where (i) is the additional amount that the Company would have contributed to the Participant's Retirement Plus Contributions Account under the 401(k) Plan for the quarter if the Participant had not deferred the amount of compensation deferred under this Plan for the quarter, and (ii) is the Fair Market Value of a share of Common Stock based on the price used to credit Retirement Plus contributions under the 401(k) Plan for that quarter. Furthermore, effective for the quarters commencing July 1, 2000 and October 1, 2000, the Plan's recordkeeper shall credit each Participant's Retirement Plus Account with a number of Units determined by dividing (x) by (y), where (x) is the additional amount that the Company would have contributed to the Participant's Retirement Plus Contributions Account under the 401(k) Plan if the limitation on compensation set forth in Code Section 401(a)(17) had not applied, and (y) is the Fair Market Value of a share of Common Stock based on the price used to credit Retirement Plus contributions under the 401(k) Plan for that quarter.

               (3) Allocations after 2000. As soon as administratively practical following each Plan Year commencing on or after January 1, 2001, the Plan's recordkeeper shall credit each Participant's Retirement Plus Account with a number of Units determined by dividing (i) by (ii), where (i) is the sum of (x) the additional amount that the Company would have contributed to the Participant's Retirement Plus Contributions Account under the 401(k) Plan for the Plan Year if the Participant had not deferred the amount of compensation deferred under this Plan for the Plan Year, and (y) the additional amount that the Company would have contributed to the Participant's Retirement Plus Contributions Account under the 401(k) Plan for the Plan Year if the limitation on compensation set forth in Code Section 401(a)(17) had not applied, and (ii) is the Fair Market Value of a share of Common Stock based on the price used to credit Retirement Plus contributions under the 401(k) Plan for the Plan Year."

               IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this amendment to the Plan this 19th day of October, 2000.

                                         BECKMAN COULTER, INC.


                                         By /s/ Fidencio M. Mares
                                            ------------------------------------
                                                Fidencio M. Mares
                                                Vice President - Human Resources
                                                and Corporate Communications


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